SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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DREMAN CONTRARIAN FUNDS

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DREMAN CONTRARIAN FUNDS

Dreman Contrarian Small Cap Value Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held                    , 2013

Dear Shareholders:

The Board of Trustees of Dreman Contrarian Funds (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Dreman Contrarian Small Cap Value Fund (the “Fund”), a series of the Trust, on                 ,                 , 2013 at                 .m.,                 Time. The meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

The Special Meeting is being held to obtain shareholder approval:

1.	To reorganize the Fund from a series of the Trust to a series (“New Fund”) of Valued Advisers Trust (the “Reorganization”). The Reorganization is not expected to result in any change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Dreman Value Management LLC (the “Adviser”) will continue as investment adviser for the New Fund and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Trust has fixed the close of business on                     , 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by facsimile, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust,

Tara Pierson

Secretary of the Trust

                    , 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON                     , 2013: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.dreman.com.

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Small Cap Value Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:                     , 2012

Question:	What is this document and why did you send it to me?

Answer:	The attached document is a proxy statement for the Dreman Contrarian Small Cap Value Fund (the “Existing Fund”), a series of Dreman Contrarian Funds (“DCF”). The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the Dreman Contrarian Small Cap Value Fund (the “New Fund”), a newly created series of Valued Advisers Trust (“VAT”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between DCF and VAT (the “Plan”). The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganization?

Answer:	The primary purpose of the Reorganization is to lower the gross operating expenses of the Existing Fund by moving the Existing Fund from DCF to VAT, which offers a more efficient operating structure. As a series of DCF, the Existing Fund retains various service providers who provide an array of day-to-day operational services to the Existing Fund. These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”). Dreman Value Management LLC (“Dreman”), the investment adviser to the Existing Fund, has determined that the Existing Fund could benefit from the more efficient operating structure of the VAT and, therefore, has recommended that the Existing Fund be reorganized as a series of VAT.

Currently, Third Party Service Arrangements are provided to DCF by Huntington National Bank (custody), Huntington Asset Services, Inc. (administration, fund accounting and transfer agency), and Unified Financial Securities, Inc. (distribution). The service providers that provide the Third Party Service Arrangements to the VAT are the same as those currently provided to DCF . The New Fund will be overseen by a different Board of Trustees.

Question:	How will the Reorganization work?

Answer:	In order to reconstitute the Existing Fund as a series of VAT, a substantially similar fund, referred to as the “New Fund,” has been created as a new series of VAT. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.

Existing Fund shareholders will become shareholders of the New Fund. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about                     , 2013.

Question:	How will the Reorganization affect me as a shareholder?

Answer:	If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund. You will receive the same number of shares of the New Fund as you held in the Existing Fund on the closing date of the Reorganization. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift portfolio management oversight responsibility. By engaging Dreman to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for the Existing Fund since its inception. The investment objective and strategies of the New Fund will be substantially identical to those of the Existing Fund.

The Reorganization will not affect other services currently provided to the Existing Fund’s shareholders because the service providers that provide the Third Party Service Arrangements are the same for the New Fund as for the Existing Fund.

The Reorganization will move the assets of the Existing Fund from DCF, which is a Delaware statutory trust, to the New Fund, a series of VAT, which is also organized as a Delaware statutory trust. As a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

Question:	Who will manage the New Fund?

Answer:	Dreman will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to be responsible for the day-to-day portfolio management the New Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

Answer:	The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund.

With respect to the overall operating expenses, the Reorganization will not result in any increase in the net operating expense ratio for shareholders of the Existing Fund compared to those that will be incurred by the New Fund. Currently, Dreman has contractually agreed to waive its fees and/or reimburse the Existing Fund for its expenses through February 28, 2013, to the extent necessary so that total annual fund operating expenses of the shares do not exceed the annual rate of 1.00%, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds of the Existing Fund) (the “Expense Cap”). The total annual fund operating expenses of the Existing Fund as reflected in the unaudited financial highlights contained in the semi-annual report of the Existing Fund for the period ended April 30, 2012 were 1.72% for Class A and Retail Shares and 1.47% for Institutional Class Shares, of its average daily net assets before the application of the Expense Cap (but including the effect of the 12b-1 fees), and, 1.25% for Class A and Retail Shares and 1.00% for Institutional Class Shares, after the application of the Expense Cap (but including the effect of the 12b-1 fees). In conjunction with the Reorganization, Dreman has agreed to put in place for the New Fund an expense limitation arrangement through February 28, 2014 that is substantially similar to the Expense Cap that is in place for the Existing Fund.

Question:	What are the tax consequences of the Reorganization?

Answer:	We expect that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and DCF and VAT expect to receive a tax opinion confirming this position. Shareholders should consult their tax adviser about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:	Why do I need to vote?

Answer:	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question:	How does the DCF Trust’s Board of Trustees (the “Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of Dreman, the Board unanimously recommends that shareholders vote “FOR” the Plan.

Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	Dreman will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:	The consummation of a Reorganization of the Existing Fund into the VAT is contingent on approval of the Plan by the shareholders of the Existing Fund. Thus, if shareholders of the Existing Fund do not approve the Plan, the Fund will not be reorganized into the New Fund and will remain as a series within DCF. At that time, the Board of Trustees of DCF will consider other options for the Fund, including liquidation.

Question:	How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call (800) 247-1014.

DREMAN CONTRARIAN FUNDS

Dreman Contrarian Small Cap Value Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 247-1014

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held                     , 2013

Introduction

Dreman Contrarian Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Dreman Contrarian Small Cap Value Fund (the “Fund”), a series of the Trust, in order to seek shareholder approval of a proposal to reorganize (the “Reorganization”) the Fund from a series of the Trust to a series (also the Dreman Contrarian Small Cap Value Fund (the “New Fund”) of Valued Advisers Trust (the “New Trust”). The Reorganization is not expected to result in any change in the way the Fund is managed or in its investment objective, policies and strategies. The Fund’s fees and expenses are not expected to increase as a result of the Reorganization. Dreman Value Management LLC (the “Adviser”) will continue as investment adviser for the New Fund and the persons responsible for the day-to-day management of the Fund will be the same as those who will be responsible for the day-to-day management of the New Fund. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization. The Special Meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 at                 .m.,                 Time, on                 ,                     , 2013. This Proxy Statement and form of proxy are being mailed to shareholders of record on                     , 2012.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.	To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the New Fund (also called the Dreman Contrarian Small Cap Value Fund), which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund. An approval of the Agreement and Plan of Reorganization is also an approval of the New Fund’s Advisory Agreement and the carryover of amounts eligible for recoupment under the Fund’s expense limitation agreement.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on                     , 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report. At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information. Please call the Fund at (800) 247-1014 or write to

Huntington Asset Services, Inc., at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the New Fund (also called the Dreman Contrarian Small Cap Value Fund), which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund (the “Reorganization”). Approval of the Reorganization is also an approval of the New Fund’s Advisory Agreement and the carryover of amounts eligible for recoupment under the Fund’s expense limitation agreement.

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Fund and its shareholders. We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Fund. The Fund, which is currently part of Dreman Contrarian Funds, offers three classes of shares. If approved by shareholders, the Fund will be reorganized into a newly created series (the “New Fund”) of the Valued Advisers Trust (the “New Trust”). The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Fund. The Fund’s investment adviser and portfolio managers will remain the same. The New Fund’s administrator, transfer agent and distributor will remain the same. The New Fund’s custodian will remain the same. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares with the same net asset value as is owned by the shareholder immediately prior to the Reorganization. The New Fund is expected to offer comparable shareholder services as the Fund. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization. The New Fund will have different trustees than the Fund, and they will be responsible for overseeing the operations of the New Fund.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and (b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

An approval of the Reorganization is also an approval of the Advisory Agreement between the New Trust and Dreman Capital Management, Inc. (the “Adviser”) with respect to the New Fund. An approval of the Reorganization is also an approval of the carryover of $1,141,581 of expenses which the Adviser reimbursed to the Fund under the expense limitation agreement between the Trust and the Adviser on behalf of the Fund. If the Reorganization is approved, the Adviser will carryover this amount to the New Trust and it will be eligible for recoupment by the Adviser under the expense limitation agreement between the New Trust and the Adviser. The expense limitation agreement between the New Trust and the Adviser contains the same material terms as the expense limitation agreement between the Trust and the Adviser.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Fund will consider other appropriate action, which may include the liquidation of the Fund.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated February 28, 2012; and

•	Annual Report to Shareholders of the Fund, including financial statements for the fiscal year ended October 31, 2012.

The most recent annual report of the Fund, including financial statements, for the fiscal year ended October 31, 2012, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (800) 247-1014, and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

Dreman Value Management LLC (the “Adviser”), the investment adviser to the Fund, has recommended that the Board consider and approve the Reorganization. The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Fund within the Trust. Among other things, the Board and the Adviser have discussed the fact that the other series of the Trust are liquidating and that, after the liquidation of the other series, the expenses of the Fund would likely increase if it remained a series of the Trust. After consideration of a number of alternatives, including the possible liquidation of the Fund, the Adviser has indicated that its ability to support and enhance the prospects for future success of the Fund will be served best through the New Trust.

The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Fund prior to the Reorganization without the imposition of any redemption fee. The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, whereas liquidation would be a taxable event for all shareholders, so that the Reorganization offer shareholders who wish to retain their investment a tax advantaged means to do so. In addition, the Board considered that the New Fund was designed to be a “clone” of the Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers. Further, the Board considered that the Adviser has undertaken that it will put in place an expense limitation agreement with the New Fund whereby the Adviser will agree, through at least February 28, 2014, to waive its fees or reimburse the New Fund for its expenses to the extent necessary to limit the New Fund’s operating expenses at the same level as the Fund (the “Expense Cap”). The Board also considered that the Adviser has agreed to assume all of the expenses associated with the Reorganization. The Board noted that as in the case of the Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived. The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any fee reductions and/or expense payments made in the prior three fiscal years.

The Board considered the fact that, as of the October 31, 2012 fiscal year end, $1,141,581 was eligible for recoupment by the Adviser under the expense limitation agreement with respect to the Fund. Of that amount, $374,325 is recoverable through October 31, 2013, $307,826 is recoverable through October 31, 2014, and $459,430 is recoverable through October 31, 2015. Approval of the Reorganization is also an approval of the carryover of these amounts, as well as any additional amounts eligible for recoupment by the Adviser during the period from November 1, 2012 through the date of the Reorganization. That means that these amounts will be eligible for recoupment by the Adviser under the expense limitation agreement between the New Trust and the Adviser with respect to the New Fund.

The Board also considered that the proposed Reorganization provided certain benefits to the Adviser. These benefits included providing the Adviser with a better opportunity to retain its assets under management than a liquidation of the Fund. The Reorganization is also expected to result in lower expenses for the New Fund than the Fund was subject to, which would mean that the Adviser would have less expenses that it would need to waive or reimburse.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval. In approving the Reorganization, the Trustees of the Trust determined that the proposed Reorganization would be in the best interests of the Fund and its shareholders, and that the interest of the Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take place on or about 4:00 p.m. Eastern Time on                     , 2013 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganization, the Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan of Reorganization, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders in complete liquidation of the Fund so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date. Like the Trust, the Valued Advisers Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”). If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to that of the Fund. In addition, the Adviser to the Fund will continue to serve as the investment adviser to the New Fund. The Fund’s administrator, transfer agent, custodian, and distributor will continue to serve as same to the New Fund. However, there are some differences between the Fund and the New Fund. None of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of the New Trust. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on                     , 2013, although the date may be adjusted in accordance with the Reorganization Plan.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of the Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

COMPARISON OF THE FUND AND THE NEW FUND

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Fund.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Table of Fees and Expenses – Existing Fund [to be updated with 10/31/12 audited numbers]

	Class A	Retail	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	None	None
Redemption Fee (as a percentage of the amount redeemed within 60 days, if applicable; a $15 fee for redemptions paid by wire)	None	1.00%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	None
Other Expenses[2]	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.71%	1.71%	1.46%
Fee Waiver[3]	(0.46%)	(0.46%)	(0.46%)

Total Annual Operating Expenses Net of Fee Waiver	1.25%	1.25%	1.00%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been restated to reflect current expense levels.
3	The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Table of Fees and Expenses – New Fund

	Class A	Retail	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or current net asset value, whichever is less)	1.00%[1]	None	None
Redemption Fee (as a percentage of the amount redeemed within 60 days, if applicable; a $15 fee for redemptions paid by wire)	None	1.00%	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	None
Other Expenses[2]	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.44%	1.44%	1.19%
Fee Waiver[3]	(0.19%)	(0.19%)	(0.19%)

Total Annual Operating Expenses Net of Fee Waiver	1.25%	1.25%	1.00%

1	The Fund charges this fee only in cases where the sales load was waived on Class A shares and such shares are subsequently redeemed within 18 months of their purchase.
2	“Other Expenses” have been estimated for the initial fiscal year.
3	The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.00%. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2014. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Existing Fund: [to be updated]

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Class A	$695	$1,041	$1,409	$2,442
Retail Class	$127	$494	$885	$1,981
Institutional Class	$102	$417	$754	$1,707

New Fund (Pro Forma):

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Class A	$695	$987	$1,300	$2,185
Retail Class	$127	$437	$769	$1,708
Institutional Class	$102	$359	$636	$1,426

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Fund, including telephone purchases and redemptions. The New Fund, like the Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account and a Systematic Withdrawal Program.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed new Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer a $2,500 minimum investment and $100 subsequent investment for regular accounts and a $1,000 minimum investment and $100 subsequent investment for retirement accounts and automatic investment accounts. These are the same minimums and subsequent investment amounts offered by the Fund.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Fund will continue to have capital gains reinvested in the New Fund.

Fiscal Year End

The Fund currently operates on a fiscal year ending October 31st. Following the Reorganization, the New Fund will also operate on a fiscal year ending October 31st.

Comparative Information about the Trust and New Trust

The Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (the “Governing Documents”). The New Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

The Investment Adviser and Portfolio Manager

Dreman Value Management LLC, a limited liability company formed in 1977 and located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311, manages the investments of the Fund pursuant to an investment advisory agreement. The New Fund’s investment advisory agreement will be substantially identical to the Fund’s existing agreement which is summarized below.

The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.85% of the Fund’s average daily net assets payable on a monthly basis. Subject to the general supervision of the Board, the Adviser is responsible for managing the Fund in accordance with its investment objectives and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities. The Adviser also maintains the records for the Fund. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage fees and commissions, borrowing costs, taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as Acquired Fund Fees and Expenses) will not exceed the annual rate of 1.00% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any repayment of fees and/or expenses. The Adviser will enter into an identical expense limitation agreement with respect to the New Fund.

In addition to the Fund, the Adviser also provides investment advice to individual and institutional investors. As of                     , 2012, the Adviser manages assets in excess of $            million. For the fiscal year ended October 31, 2012, the Adviser received net advisory fees of             % from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended                     , 2012.

The Portfolio Managers

The portfolio managers for the Fund will remain the same and will continue serving as such to the New Fund. Information on the portfolio managers is below. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of shares of the Fund, see the Fund’s Statement of Additional Information.

As co-portfolio managers, Mr. David N. Dreman, Mr. E. Clifton Hoover, Jr., Mr. Mark Roach, and Mr. Mario Tufano are principally responsible for the day-to-day management of the Fund’s portfolio.

Mr. David N. Dreman is founder of Dreman Value Management LLC and has served as Chairman since 1977. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the Adviser has been applying without style drift for over 20 years.

Mr. E. Clifton Hoover, Jr., joined the Adviser in December 2006, and currently serves as Managing Director and Chief Investment Officer. He also serves as a portfolio manager of the Adviser’s large cap value, all cap value and international value portfolios. Mr. Hoover has over 24 years of investment experience managing portfolios for both large and small-sized companies. Mr. Hoover graduated with a Master’s in Finance from Texas Tech University in 1985.

Mr. Mark Roach joined the Adviser in November 2006, and currently serves as a Managing Director. Prior to joining the Adviser, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management, where he managed equity portfolios using strategies similar to those used by the Adviser to manage the Fund. He has an MBA from the University of Chicago’s Graduate School of Business and a Bachelor’s degree from the Baldwin Wallace College.

Mr. Mario Tufano joined the Adviser in 2007 as a senior securities analyst. He is responsible for research of new investment ideas as well as current portfolio holdings for the firm’s Small and Mid Cap Value products. Prior to joining the Adviser, he was an Associate Director and Equity Analyst at UBS Investment Bank covering the

Consumer Staples and Discretionary sectors. Mr. Tufano holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts (NYSAA). Mr. Tufano received his Bachelor of Science degree from Pennsylvania State University in 2002 with a major in Finance and a minor in Management Information Systems.

EXPENSES OF THE REORGANIZATION

The Adviser will assume the expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $            .

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have the same day-to-day operational service providers as the Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Fund is overseen by the Trust’s Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of three individuals, two of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.

The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, are necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability as the Trust to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years.

INTERESTED TRUSTEES

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer of Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; and President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007.

NON-INTERESTED TRUSTEES

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 53, Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present).

OFFICERS OF THE TRUST

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Principal Executive Officer and President, February 2010 to present.	Trustee, Valued Advisers Trust since June 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer of Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; and President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007.

John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Interim President of the Unified Series Trust since March 2012, and Senior Vice President from May 2007 to March 2012; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, CPA, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011.

Heather Bonds, 37, Secretary, September 2012 to present	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

Each Trustee was nominated to serve on the New Board based on his particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of his individual overall merits including: (1) experience, (2) qualifications, (3) attributes, and (4) skills.

Mr. R. Jeffrey Young has over 20 years of experience in the financial services industry, including as an officer and trustee of other mutual funds. He also has extensive experience in an executive management role with two different mutual fund servicing companies, including the Trust’s administrator. Mr. Young was selected to serve as Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations, including the regulatory framework under which the Trust must operate.

Dr. Merwyn R. Vanderlind has over 41 years of business experience, including as a consultant on business investments. He previously served in various executive management positions with an international science and technology research enterprise. Dr. Vanderlind was selected to serve as Trustee of the Trust based primarily on his considerable knowledge of operational, management and corporate governance issues.

Mr. Ira Cohen has over 20 years of experience in the financial services industry, including in an executive management role. He was selected to serve as Trustee of the Trust based primarily on his comprehensive understanding of the Trust’s operations and investments.

The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and until their successors have been duly elected and qualified.

The New Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. For the New Trust’s most recent fiscal year, the Audit Committee met four times.

The Pricing Committee of the Board of Trustees of the New Trust is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. During the year, the Pricing Committee did not meet.

The Governance and Nominating Committee of the New Trust consists of the Independent Trustees and oversees general Trust governance-related matters. During the past year, the Governance and Nominating Committee did not meet.

The Chairman of the Board of Trustees of the New Trust is R. Jeffrey Young, who is an “interested person” of the Trust, as that term is defined under the 1940 Act. The Board of Trustees does not have a Trustee, who is not an “interested person” of the Trust (“Independent Trustee”), as that term is defined under the 1940 Act, designated as a lead Independent Trustee. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the “CCO”) reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Compensation

Each Trustee of the New Trust who is not an interested person of the New Trust or an investment adviser to the New Trust receives compensation of $500 per meeting, per investment adviser to the Trust. Total annual compensation to each Trustee was $11,000 as of September 28, 2012, based upon 11 series in the Trust. The New Trust also reimburses the Trustees for travel and other expenses related to meeting attendance. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receives compensation from the New Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year end on October 31, 2012: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

Class A Shares

	Net Assets		Net Asset Value Per Share		Shares Outstanding
Fund	$		$
Adjustment		—		—	—
New Fund (pro forma)	$		$

Retail Shares

	Net Assets		Net Asset Value Per Share		Shares Outstanding
Fund	$		$
Adjustment		—		—	—
New Fund (pro forma)	$		$

Institutional Shares

	Net Assets		Net Asset Value Per Share		Shares Outstanding
Fund	$		$
Adjustment		—		—	—
New Fund (pro forma)	$		$

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were                     Class A shares,                     Retail Shares, and                     Institutional Shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

One-third (1/3) of the Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. Abstentions will be treated as votes AGAINST the proposal. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the company is required for the approval of the Proposal.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Fund is not dissolved, then shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of Dreman Contrarian Funds, c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at Valued Advisers Trust, c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of                     who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Fund by writing to c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling (800) 247-1014. The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Current Fund are listed in the following tables.

Class A [to be updated]

Name and Address	Percentage of Ownership
UBS Financial Services, Inc. 33 S. 6th St. Minneapolis, MN 55402	[43.09	]%

Retail Class

Name and Address	Percentage of Ownership
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	[34.83	]%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[28.48	]%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	[5.72	]%

Institutional Class

Name and Address	Percentage of Ownership
National Financial Services, LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	[28.98	]%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	[9.00	]%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this         day of                 , 2012, by and among the Dreman Contrarian Funds (the “DCF Trust”) with respect to its series the Dreman Contrarian Small Cap Value Fund (the “Transferring Fund”), and the Valued Advisers Trust (the “VAT”) with respect to its series the Dreman Contrarian Small Cap Value Fund (the “Acquiring Fund”), and Dreman Value Management LLC (the “Adviser”) for purposes of Sections 4.3, 6.6, and 9.1 hereof. The DCF Trust is a Delaware statutory trust, with its principal place of business at c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208. The VAT is a Delaware statutory trust, with its principal place of business at c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300 Indianapolis, Indiana 46208.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and Acquiring Fund (each a “Fund”), and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, immediately after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Transferring Fund and the Acquiring Fund intend the Reorganization to be, and adopts it as, a “plan of reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, The Law Offices of John H. Lively & Associates, Inc. has or will render a federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered management investment company with substantially identical investment objectives, strategies, and risks;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the DCF Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the VAT, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to issue and deliver to the Transferring Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A Acquiring Fund Shares equal to the number of full and fractional Class A Transferring Fund Shares then outstanding; (2) Retail Class Acquiring Fund Shares equal to the number of full and fractional Retail Class Transferring Fund Shares then outstanding; and (3) Institutional Class Acquiring Fund Shares equal to the number of full and fractional Institutional Class Transferring Fund Shares then outstanding; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date. Notwithstanding anything in this paragraph to the contrary, it is understood that the Transferring Fund has entered into an expense limitation agreement with the Adviser pursuant to which the Adviser has reimbursed the Transferring Fund for certain expenses paid by the Transferring Fund. Pursuant to this expense limitation agreement, amounts reimbursed are accrued and are permitted to be recouped by the Adviser within three years if the Transferring Fund can make the payment and remain within the expense limit. Any amounts accrued and eligible for recoupment by the Adviser with respect to the Transferring Fund will be carried forward as part of the Reorganization and will be subject to recoupment by the Adviser from the Acquiring Fund.

1.4 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated, except that Acquiring Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.6 TERMINATION. After the Effective Time, Transferring Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 2.1, but in all events within six months after the Effective Time, (a) Transferring Fund shall be terminated as a series of DCF Trust and (b) DCF Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Transferring Fund’s complete termination.

ARTICLE II

ISSUANCE AND VALUATION

2.1 ISSUANCE OF SHARES. At or before the Closing, the Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 8.6) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Transferring Fund shall distribute all the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Transferring Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by VAT’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Transferring Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Transferring Fund Shares shall be credited with the number of full and fractional Class A Acquiring Fund Shares due that Shareholder, and likewise for each Shareholder that holds Retail Class or Institutional Class shares). The net asset value (“NAV”) per share of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV per share of the Transferring Fund Shares that each Shareholder holds at the Effective Time. All issued and outstanding Transferring Fund Shares, including any represented by certificates, shall simultaneously be canceled on Transferring Fund’s shareholder records. VAT shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

2.2 DETERMINATION OF VALUE. All computations of value shall be made by Huntington Asset Services, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares.

ARTICLE III

CLOSING AND EFFECTIVE TIME

3.1 CLOSING DATE. The parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before                     , 2013 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 4:00 p.m. Eastern time at the offices of the DCF Trust, or at such other time and/or place as the parties may agree.

3.2 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the DCF Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.3 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The DCF Trust, on the Transferring Fund’s behalf, represents and warrants to the VAT and the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the DCF Trust, a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b) The Transferring Fund is a separate investment series of the DCF Trust, which is registered as an open-end management investment company, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Delaware Law, the DCF Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) At the Closing date, all audited financial statements of the Transferring Fund at October 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since October 31, 2011, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. To the best of Transferring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns. Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, including the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.2. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) Transferring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of Transferring Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The VAT, on the Acquiring Fund’s behalf, represents and warrants to the DCF Trust and the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of the VAT, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate investment series of the VAT, which is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware Law, the VAT’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the VAT or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The VAT knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(g) Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund, except the Initial Shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the VAT, and this Agreement constitutes a valid and binding obligation of the VAT enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(j) The information furnished by the VAT for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(k) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m) The VAT has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of the VAT. The post-effective amendment will be effective on or before the Closing Date.

(n) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

(o) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(p) Each of Acquiring Fund and the VAT is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; Acquiring Fund will be a “fund” (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

(q) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(r) Assuming the truthfulness and correctness of Transferring Fund’s representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(s) Immediately after the Effective Time, Acquiring Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Code section 368(a)(3)(A)).

(t) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(u) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;.

(v) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject.

(w) None of the compensation received by any Shareholder who or that is an employee of or service provider to Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services.

(x) No expenses incurred by Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the DCF Trust, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Transferring Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(y) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) Acquiring Fund will hold the same assets and be subject to the same liabilities that Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of Transferring Fund’s business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) Transferring Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.3 REPRESENTATIONS OF DREMAN VALUE MANAGEMENT LLC. Dreman Value Management LLC (“Dreman”) represents and warrants to the DCF Trust and the Transferring Fund as follows:

(a) It will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 1.00% (excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds)) through a date that is no sooner than February 28, 2014.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The DCF Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the VAT and the DCF Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDATING DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 (a) All representations and warranties of the VAT contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the VAT’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

6.2 With respect to the Acquiring Fund, the DCF Trust shall have received on the Closing Date an opinion from The Law Offices of John H. Lively & Associates, Inc., counsel to the VAT and the Acquiring Fund, or local Delaware Counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) The VAT is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, the VAT has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Acquiring Fund has been duly established as a separate series of the VAT under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Acquiring Fund is a series of a an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by the VAT of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the VAT under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of the VAT, the Agreement has been duly executed and delivered by the VAT. The Agreement constitutes a legal, valid and binding agreement of the VAT, enforceable against the VAT, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the VAT’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the VAT is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the VAT or the Acquiring Fund is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the VAT and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund’s appropriate to render the opinions expressed therein.

6.3 DCF Trust and VAT shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder’s Transferring Fund shares immediately prior to such transactions;

(f) The basis of the Transferring Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the VAT with the Commission to register the Acquiring Fund as a series of the VAT is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the DCF Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the DCF Trust.

7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Closing Date.

7.4 The Transferring Fund and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.1.

7.5 With respect to the Transferring Fund, the VAT shall have received on the Closing Date an opinion of Sutherland Asbill & Brennan LLP, counsel to the DCF Trust and the Transferring Fund, or of local Delaware Counsel, Richard, Layton & Finger, P.A. in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) DCF Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, the DCF Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Transferring Fund has been duly established as a separate series of the DCF Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Transferring Fund is a series of a investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by DCF Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of DCF Trust under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of DCF Trust, the Agreement has been duly executed and delivered by DCF Trust. The Agreement constitutes a legal, valid and binding agreement of DCF Trust, enforceable against DCF Trust, in accordance with its terms.

(e) Assuming that (i) all of the issued and outstanding shares of the Transferring Fund were issued, sold and paid for in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, and its Agreement and Declaration of Trust, in each case as in effect at the time of such issuance, and (ii) the name and address of, and the number of shares held by, each Shareholder of the Transferring Fund is duly reflected on a register of shares at the principal office of the Trust or the office of the Trust’s transfer agent, all issued and outstanding shares of the Transferring Fund are duly authorized and are validly issued, fully paid and non-assessable beneficial interests in the Trust, and no Shareholder of the Transferring Fund has any preemptive or similar rights to subscribe to any additional shares of the Transferring Fund.

(f) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued.

(g) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the DCF Trust’s Declaration of Trust or By-laws.

(h) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in (i) a breach of or default under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Transferring Fund is a party or by which it or any of its properties may be bound and which is identified as such to such counsel in a certificate of an officer of the DCF Trust or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the DCF Trust or the Transferring Fund is a party or by which it is bound and which is identified as such to such counsel in a certificate of an officer of the DCF Trust; provided, however, that the foregoing opinion may expressly exclude breaches, defaults and events of such acceleration or imposition (x) involving financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance, (y) relating to a “material adverse event” or similar words or phrases, or (z) involving any statement or writing that may constitute parol evidence bearing on interpretation of construction.

(i) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for consummation by the DCF Trust and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws. Neither the execution, delivery and performance by the DCF Trust of the Agreement, nor the consummation by the DCF Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of counsel to the DCF Trust and the Transferring Fund or local Delaware counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

In rendering such opinion, Sutherland Asbill & Brennan LLP and Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied (including approval of the Agreement by the Transferring Fund’s shareholders) and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that that the trustees of DCF Trust have complied with their fiduciary duties in approving the Agreement, that the Reorganization is fair in all respects and that the execution and delivery of the Agreement by DCF Trust with respect to the Transferring Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate DCF Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind the trustees of DCF Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement and any provision of the Agreement to the extent such provision relates to the dissolution or liquidation of the Transferring Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the DCF Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the VAT, including the post-effective amendment to register the Acquiring Fund as a series of the VAT, shall be effective.

8.5 Before the Closing, The Board of Trustees of the VAT shall have authorized the issuance of, and the Acquiring Fund shall have issued, as applicable, one Class A Share, one Retail Class Share, and one Institutional Class I Share (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount as determined by the Board), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 8.6 and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder;

8.6 VAT, on Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by VAT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by a majority of its Independent Trustees and by the Acquiring Fund’s sole shareholder;

At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests.

8.7 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay all costs and expenses incurred by the Transferring Fund incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Shareholders including the fees and expenses of counsel).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the DCF Trust’s or the VAT’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the DCF Trust or the VAT, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization is not tax- exempt under the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains tax-exempt.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to DCF Trust:

Dreman Contrarian Funds

c/o Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Attention:

With copies (which shall not constitute notice) to:

Attention:

If to the VAT:

c/o Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Attention:

With copies (which shall not constitute notice) to:

Law Offices of John H. Lively & Associates, Inc.

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Attention: John Lively

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the DCF Trust and the VAT, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VALUED ADVISERS TRUST WITH RESPECT TO ITS SERIES PORTFOLIO, DREMAN CONTRARIAN SMALL CAP VALUE FUND

By:
Name:
Title:

DREMAN CONTRARIAN FUNDS WITH RESPECT TO ITS SERIES PORTFOLIO, DREMAN CONTRARIAN SMALL CAP VALUE FUND

By:
Name:
Title:

DREMAN VALUE MANAGEMENT LLC SOLELY WITH RESPECT TO SECTIONS 4.3, 6.6, and 9.1

By:
Name:
Title: